Exhibit 10.3

REPTRON ELECTRONICS, INC.

STOCK OPTION PLAN

ARTICLE I

INTRODUCTION

1.1 Purpose. The Reptron Electronics, Inc. Stock Option Plan (the “Plan”) is intended to promote the interests of Reptron Electronics, Inc. (the “Company”) and its stockholders by encouraging Employees and Consultants of the Company and Non-Employee Directors (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the “Board”) also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the growth and success of the Company.

1.2 Shares Subject to the Plan. The aggregate number of shares of Common Stock, $0.01 par value per share, of the Company (“Common Stock”) that may be issued under the Plan shall not exceed 500,000 shares; provided, however, that in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Compensation Committee (as defined below), whose determination shall be final and binding upon the Company and all other interested persons. In the event the number of shares to be delivered upon the exercise or payment of any Option (as defined below) granted under the Plan is reduced for any reason whatsoever or in the event any Option granted under the Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such Option shall thereupon be released from such Option and shall thereafter be available under the Plan for the grant of additional Options. Shares issued pursuant to the Plan (i) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (ii) shall be fully paid and nonassessable.

1.3 Administration of the Plan. The Plan shall be administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee shall interpret the Plan and all Options under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option under the Plan in the manner and to the extent that the Compensation Committee deems desirable to effectuate the Plan. Any action taken or determination made by the Compensation Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The act or determination of a majority of the Compensation Committee shall be deemed to be the act or determination of the Compensation Committee.

1.4 Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan; provided, however, no amendment, suspension or termination of the Plan may without the consent of the holder of an Option, terminate such Option or adversely affect such person’s rights with respect to such Option in any material respect.

1.5 Granting of Options to Participants. The Compensation Committee shall have the authority to grant, prior to the expiration date of the Plan, Options to such Employees, Consultants and Non-Employee Directors as may be selected by it on the terms and conditions hereinafter set forth in the Plan. In selecting the persons to receive Options, including the type and size of the Option, the Compensation Committee may consider any factors that it may consider relevant.

1.6 Amendment and Term of Plan. This Plan shall be effective upon the first business day on which all of the conditions precedent of Company’s Modified Second Amended Plan of Reorganization under chapter 11 of the Bankruptcy Code, dated as of January 14, 2004, shall been satisfied or waived (the “Effective Date”). Except with respect to Options then outstanding, if not sooner terminated under the provisions of Section 1.4, the Plan shall terminate upon, and no further Options shall be made, after the tenth anniversary of the Effective Date.

1.7 Leave of Absence. If a person is on military, sick leave or other bona fide leave of absence, such person shall be considered an “Employee” for purposes of an outstanding Option during the period of such leave provided it does not exceed 90 days, or, if longer, so long as the person’s right to reemployment is guaranteed either by statute or by contract. If the period of leave exceeds 90 days, the employment relationship shall be deemed to have terminated on the 91st day of such leave, unless the person’s right to reemployment is guaranteed by statute or contract.

1.8 Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Cause” means (i) the willful commission by a Participant of a criminal or other act that causes or is likely to cause substantial economic damage to the Company or an Affiliate or substantial injury to the business reputation of the Company or Affiliate; (ii) the commission by a Participant of an act of fraud in the performance of such Participant’s duties on behalf of the Company or an Affiliate; or (iii) the continuing willful failure of a Participant to perform the duties of such Participant to the Company or an Affiliate (other than such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Participant by the Compensation Committee. For purposes of the Plan, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company or an Affiliate, as the case may be.

“Change of Control” shall be deemed to have occurred upon, and means

(i) the acquisition by any individual, entity or group (within the meaning of sections 13(d)(3) or 14(d)(2) of the 1934 Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty-five percent (25%) or more of either (A) the Outstanding Company Common Stock or (B) the combined voting power of the Outstanding Company Voting Securities; provided, however, that the following acquisitions shall not constitute a Change of Control: (I) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Company or any corporation controlled by the Company or (IV) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in subclauses (A), (B) and (C) of clause (ii) are satisfied; or

(ii) the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless immediately following such reorganization, merger or consolidation (A) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan(s) (or related trust(s)) of the Company and/or its Affiliates or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

“Compensation Committee” means Mark Holliday, Steven Scheiwe and Neil Subin.

“Consultant” means any individual, other than a Director or an Employee, who renders consulting or advisory services to the Company or an Affiliate, including, for example, an advisory director.

“Disability” means a Participant is suffering from a mental or physical disability, which, in the opinion of the Compensation Committee, prevents the Participant from performing his regular duties and is expected to be of long continued duration or to result in death.

“Employee” means any employee of the Company or an Affiliate.

“Employment” includes any period in which the Participant is a paid Consultant to the Company or an Affiliate.

“FMV Per Share” of the Common Stock as of any particular date shall be determined by any fair and reasonable means determined by the Compensation Committee, which may include, if the Common Stock is listed for trading on a national stock exchange, the closing sales price quoted on such exchange as published in The Wall Street Journal (or other reporting service approved by the Compensation Committee) reports for the date of the grant, or if no trade of the Common Stock shall have been reported for such date, the closing sales price quoted on such exchange which is published in The Wall Street Journal (or other reporting service approved by the Compensation Committee) reports for the next day prior thereto on which a trade of the Common Stock was so reported, or if the shares are not so listed or admitted to trading, the closing sales price as reported by the Nasdaq Stock Market, or through a similar organization if Nasdaq is no longer reporting such information, on such grant date. If shares of the Common Stock are not listed or admitted to trading on any exchange or the Nasdaq Stock Market or any similar organization, the FMV Per Share shall be determined by the Compensation Committee in good faith using any fair and reasonable means selected in its discretion.

“Incumbent Board” means the individuals who, as of any date of determination, constitute the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934

Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (2) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board.

“Non-Employee Director” means persons who are members of the Board but who are neither Employees nor Consultants of the Company or any Affiliate.

“Option” means an option to acquire Common Stock granted pursuant to the provisions of the Plan.

“Option Expiration Date” means ten years after the date of grant of an Option.

“Outstanding Company Common Stock” means, as of any date of determination, the then outstanding shares of Common Stock of the Company.

“Outstanding Company Voting Securities” means, as of any date of determination, the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors.

“Participant” means any Non-Employee Director, Employee or Consultant granted an Option under the Plan.

“Reload Option” is defined in Section 2.4(g).

“Retirement” means the termination of a Participant’s employment with the Company or an Affiliate (i) on or after reaching age 65 or (ii) on or after reaching age 55 and prior to age 65 for reasons other than death, Disability or for Cause and with the consent of the Board.

ARTICLE II

NONQUALIFIED STOCK OPTIONS

2.1 Eligible Persons. All Employees, including officers (whether or not they are directors) and Consultants of the Company or its Affiliates shall be eligible to receive Options under this Article II.

2.2 Limits. Subject to adjustment as provided in Section 2.4(e), no Employee shall receive Options with respect to more than 250,000 Shares during any calendar year.

2.3 Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Option granted under this Article II shall not be less than the FMV Per Share on the date of grant of such Option. The exercise price for each Option granted under Article II shall be subject to adjustment as provided in Section 2.4(e).

2.4 Terms and Conditions of Options. Options shall be in such form as the Compensation Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this Article II, as the Compensation Committee shall deem desirable:

(a) Option Period and Conditions and Limitations on Exercise. No Option shall be exercisable later than the Option Expiration Date. To the extent not prohibited by other provisions of the Plan, each Option shall be exercisable at such time or times as the Compensation Committee in its discretion may determine at the time such Option is granted.

(b) Termination of Employment and Death. For purposes of this Article II, a Participant’s employment shall be deemed to have terminated at the close of business on the day on which he is no longer for any reason whatsoever (including his death) employed by the Company or an Affiliate. Unless the Option agreement specifically provides otherwise, if a Participant’s employment is terminated for any reason whatsoever (including his death),

(i) each vested Option granted to him (determined as of his termination of employment date) shall wholly and completely terminate as follows:

(A) At the time the Participant’s employment is terminated, if termination occurs within the six-month period following the date of grant; or

(B) At the time the Participant’s employment is terminated, if his employment is terminated because he is discharged for Cause (as defined below); or

(C) At the expiration of a period of twelve months after the Participant’s employment is terminated by death, Retirement or Disability (but in no event later than the Option Expiration Date); or

(D) At the expiration of a period of three months after the Participant’s employment is terminated (but in no event later than the Option Expiration Date), if the Participant’s employment is terminated for any reason other than his death, Retirement, Disability or for Cause; or

(E) Notwithstanding the above, with respect to all Options outstanding at the date of a Change of Control, if the Participant’s employment is terminated on or within the twelve-month period following such Change of Control other than for Cause, at the expiration of a period of twelve months after the Participant’s date of termination, unless subparagraph (C) or (D) provides a longer period for the exercise of such Options (but in no event later than the Option Expiration Date); and

(ii) all nonvested Options granted to him (determined as of his termination of employment date) shall immediately terminate on such date of termination of employment.

(iii) to the extent exercisable at death, and subject to the termination provisions of clause (i), above, an Option may be exercised by the Participant’s estate or by the person or persons who acquire the right to exercise his Option by bequest or inheritance with respect to any or all of the shares remaining subject to his Option at the time of his death.

(c) Manner of Exercise. In order to exercise an Option, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding taxes. The payment of the exercise price for each Option shall either be (i) in cash or by check payable and acceptable to the Company, (ii) with the consent of the Compensation Committee, by tendering to the Company shares of Common Stock owned by the person for more than six months having an aggregate FMV Per Share as of the date of exercise and tender that is not greater than the full exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above, or (iii) subject to such instructions as the Compensation Committee may specify, at the person’s written request the Company may deliver certificates for the shares of Common Stock for which the Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person’s behalf the full amount of the exercise price from the proceeds of such sale. In the event that the person elects to make payment as allowed under clause (ii) above, the Compensation Committee may, upon confirming that the optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Compensation Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

(d) Options not Transferable. Except as provided below, no Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order and, during the lifetime of the Participant to whom any such Option is granted, it shall be exercisable only by the Participant. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Compensation Committee, result in forfeiture of the Option with respect to the shares involved in such attempt. To the extent provided by the Compensation Committee with respect to a specific Option, the Participant may transfer, for estate planning purposes, all or part of such Option to one or more immediate family members or related family trusts or partnerships or similar entities, on such terms and conditions as the Compensation Committee may impose.

(e) Adjustment of Options. In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Compensation Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options granted, or portions thereof then unexercised, shall be exercisable, to the end that after such event the shares subject to the Plan and each Participant’s proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Compensation Committee shall be final and binding upon all Participants, the Company, and all other interested persons.

(f) Listing and Registration of Shares. Each Option shall be subject to the requirement that if at any time the Compensation Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Compensation Committee.

(g) Reload Options. An Option may, in the discretion of the Compensation Committee, include a reload stock Option right which shall entitle the Participant, upon (i) the exercise of such original Option prior to the Participant’s termination of employment and (ii) payment of the appropriate exercise price in shares of Common Stock that have been owned by such Participant for at least six months prior to the date of exercise, to receive a new Option (the “Reload Option”) to purchase, at the FMV Per Share on the date of the exercise of the original Option, the number of shares of Common Stock equal to the number of whole shares delivered by the Participant in payment of the exercise price of the original Option. Such Reload Option shall be subject to the same terms and conditions, including expiration date, and shall be exercisable at the same time or times as the original Option with respect to which it is granted.

2.5 Amendment. The Compensation Committee may, with the consent of the person or persons entitled to exercise any outstanding Option, amend such Option. The Compensation Committee may at any time or from time to time, in its discretion, in the case of any Option which is not then immediately exercisable in full, accelerate the time or times at which such Option may be exercised to any earlier time or times. The Compensation Committee, in its absolute discretion, may grant to holders of outstanding Options, in exchange for the surrender and cancellation of such Options, new Options having exercise prices lower (or higher) than the exercise price provided in the Options so surrendered and canceled and containing such other terms and conditions as the Compensation Committee may deem appropriate.

2.6 No Acceleration of Vesting. No Option granted hereunder shall vest upon a Change of Control or any other event unless specifically provided for to the contrary in the document or instrument evidencing an Option granted hereunder.

2.7 Other Provisions.

(a) The person or persons entitled to exercise, or who have exercised, an Option shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such Option until he shall have become the holder of record of such shares.

(b) No Option granted hereunder shall be construed as limiting any right which the Company or any Affiliate may have to terminate at any time, with or without cause, the employment of any person to whom such Option has been granted.

(c) Notwithstanding any provision of the Plan or the terms of any Option, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Compensation Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

ARTICLE III

NON-EMPLOYEE DIRECTOR STOCK OPTIONS

3.1 Eligible Directors. Non-Employee Directors shall be eligible to receive Options under this Article III.

3.2 Grant of Options to Non-Employee Directors. The Compensation Committee shall have the authority to grant, prior to the expiration of the Plan, to those Non-Employee Directors as may be selected by it Options to purchase shares of Common Stock on the terms and conditions hereinafter set forth in this Article III. In determining the number of shares to be subject to any such Option, the Compensation Committee may consider such facts as it may consider relevant.

3.3 Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Option granted under this Article III shall be equal to the FMV Per Share price on the date of the grant of such Option. The exercise price for each Option granted under Article III shall be subject to adjustment as provided in Section 3.4(e).

3.4 Terms and Conditions of Options. Options granted under this Article III shall be subject to the following terms and conditions:

(a) Option Period and Conditions and Limitations on Exercise. Each Option granted under this Article III shall be exercisable at such time or times as the Compensation Committee in its discretion may determine at the time such Option is granted.

(b) Termination of Directorship and Death. For purposes of Article III, a Non-Employee Director’s directorship shall be deemed to have terminated at the close of business on the day on which he ceases to be a member of the Board for any reason whatsoever (including his death). If a Non-Employee Director’s directorship is terminated for any reason whatsoever (including his death), each Option granted to him under Article III and all of his rights thereunder shall wholly and completely terminate:

(i) At the time the Non-Employee Director’s directorship is terminated if his directorship is terminated as a result of his removal from the Board for Cause; or

(ii) At the expiration of a period of one year after the Non-Employee Director’s death (but in no event later than the Option Expiration Date) if the Non-Employee Director’s directorship is terminated following the date of grant by reason of his death. To the extent exercisable at death, an Option granted under Article III may be exercised by the Non-Employee Director’s estate or by the person or persons who acquire the right to exercise his Option by bequest or inheritance with respect to any or all of the shares remaining subject to his Option at the time of his death; or

(iii) At the expiration of a period of one year after the Non-Employee Director’s directorship is terminated if such person’s directorship is terminated as a result of such person’s resignation or removal from the Board because of Disability or in accordance with the provisions of the Company’s Bylaws regarding automatic termination of directors’ terms of office (but in no event later than the Option Expiration Date); or

(iv) At the expiration of a period of three months after the Non-Employee Director’s directorship is terminated (but in no event later than the Option Expiration Date) if the Non-Employee Director’s directorship is terminated for any reason other than the reasons specified in Section 3.4(b)(i), Section 3.4(b)(ii) and Section 3.4(b)(iii).

(c) Manner of Exercise. In order to exercise an Option granted under Article III, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased. The payment of the exercise price for each Option granted under Article III shall either be in (i) in cash or by check payable and acceptable to the Company, or (ii) with the consent of the Compensation Committee, by tendering to the Company shares of Common Stock owned by the person for more than six months having an aggregate FMV Per Share as of the date of exercise and tender that is not greater than the full exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above. In the event that the person elects to make payment as allowed under clause (ii) above, the Company may, upon confirming that the person owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Company so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

(d) Options Not Transferable. Except as provided below, no Option granted under Article III shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Non-Employee Director to whom any such Option is granted, it shall be exercisable only by such Non-Employee Director. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option granted under Article III, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective and shall give no right to the purported transferee. To the extent provided by the Compensation Committee with respect to a specific Option, the Non-Employee Director may transfer, for estate planning purposes, all or part of such Option to immediate family members or related family trusts or partnerships or similar entities, on such terms and conditions as the Compensation Committee may impose.

(e) Adjustment of Shares. The shares with respect to which Options may be granted pursuant to Article III are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase under such Option, in lieu of the number of class of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the optionee had been the holder of record of the number of shares of Common Stock as to which such Option is then exercisable. Any adjustment provided for in the preceding provisions of this Paragraph 3.4(e) shall be subject to any required stockholder action.

(f) Listing and Registration of Shares. Each Option granted under Article III shall be subject to the requirement that if at any time the Company determines, in its discretion, that the listing, registration, or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Company.

3.5 No Acceleration of Vesting. No Option granted hereunder shall vest upon a Change of Control or any other event unless specifically provided for to the contrary in the document or instrument evidencing an Option granted hereunder.

3.6 Other Provisions.

(a) The person or persons entitled to exercise, or who have exercised, an Option granted under Article III shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such Option until he shall have become the holder of record of such shares.

(b) No Option granted under Article III shall be construed as limiting any right which either the stockholders of the Company or the Board may have to remove at any time, with or without cause, any person to whom such Option has been granted from the Board.

(c) Notwithstanding any provision of the Plan or the terms of any Option granted under Article III, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Compensation Committee, constitute a violation of any state or federal law or of the rule or regulations of any governmental regulatory body.

ARTICLE IV

WITHHOLDING FOR TAXES

Any issuance of Common Stock pursuant to the exercise of an Option or payment of any other Option under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Compensation Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Option, whether through the exercise of an Option or as a distribution pursuant to the Option, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by the Code) from such Option payment or exercise.

ARTICLE V

MISCELLANEOUS

5.1 No Rights to Options. No Participant or other Person shall have any claim to be granted any Option, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Options and the terms and conditions of Options need not be the same with respect to each recipient.

5.2 No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate.

Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

5.3 Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Florida, without regard to any principles of conflicts of law.

5.4 Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Compensation Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Compensation Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

5.5 Other Laws. The Compensation Committee may refuse to issue or transfer any shares or other consideration under an Option if, acting in its sole discretion, it determines that the issuance of transfer or such shares or such other consideration might violate any applicable law.

5.6 Substitute Options. Options may be granted from time to time in substitution for similar Options held by employees of other corporations who become Employees of the Company or its Affiliates as the result of a merger or consolidation of such employee’s employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of such employee’s employing corporation, or the acquisition by the Company or any Affiliate of the stock of such employee’s employing corporation. The terms and conditions of substitute Options granted may vary from the terms and conditions set forth in the Plan to the extent the Compensation Committee deems it appropriate.

5.7 Shareholder Agreements. The Compensation Committee may condition the grant, exercise or payment of any Option upon such person entering into a stockholders’ agreement in such form as approved from time to time by the Board.